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                                                                    EXHIBIT 10.7

                                    AMENDMENT
                                       TO
                                 LEASE AGREEMENT

      THIS AMENDMENT is made and entered into this 27th day of March, 2000, by and between Eyde Brothers Development Company ("Landlord") and Big Buck Brewery & Steakhouse, Inc. ("Tenant").

                                R E C I T A L S:

      WHEREAS, the Landlord and the Tenant entered into a Real Estate Purchase and Leaseback Agreement, dated April 11, 1997, relating to the premises, legally described therein, at 2500 28th St. SE, Grand Rapids, Michigan (the "Grand Rapids Site");

      WHEREAS, the Landlord and the Tenant entered into a Lease Agreement (the "Lease Agreement"), dated April 11, 1997, pursuant to which the Landlord leases to the Tenant and the Tenant rents from the Landlord the Grand Rapids Site;

      WHEREAS, the Landlord and the Tenant desire to enter into an agreement pursuant to which the Landlord will waive its right to require the Tenant to repurchase the Grand Rapids Site based upon Gross Sales (as defined in the Lease Agreement) during any of the first three Lease Years (as defined in the Lease Agreement) in consideration of the Tenant's agreement (i) to lower the amount of Gross Sales upon which the percentage rent depends and (ii) to shorten the period of time during which Gross Sales may trigger the repurchase obligation in the future.

      NOW, THEREFORE, in consideration of the premises and agreement set forth herein, the parties hereto agree as follows:

      1. WAIVER. The Landlord waives its right to require the Tenant to repurchase the Grand Rapids Site based upon Gross Sales during any of the first three Lease Years.

      2. PERCENTAGE RENT. Paragraph F of the Data Sheet contained within the Lease Agreement is restated as follows: "PERCENTAGE RENT: Five percent (5%) of Gross Sales on Gross Sales in excess of $1,500,000."

      2. REPURCHASE OBLIGATION. The first sentence of Section 3.3(b) of the Lease Agreement is restated as follows: "Commencing April 11, 2000, in the event that Gross Sales shall not exceed $1,500,000 annually for any full Lease Year during the remaining term of the Lease, then Tenant shall be obligated to repurchase the Premises from Landlord, upon Landlord's written request, within one hundred eighty (180) days after receipt of such request from Landlord."

                            [SIGNATURE PAGE FOLLOWS]

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      IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the date first above written.

LANDLORD:                               TENANT:

EYDE BROTHERS DEVELOPMENT COMPANY       BIG BUCK BREWERY & STEAKHOUSE, INC.


By  /s/ Michael G. Eyde                 By  /s/ William F. Rolinski
   ----------------------------------      ------------------------------------
   Michael G. Eyde                         William F. Rolinski
   Owner                                   President and Chief Executive Officer


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